UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6435

Name of Fund:  MuniYield Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ,
08536.  Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/03

Date of reporting period: 11/01/02 - 04/30/03

Item 1 - Attach shareholder report



(BIULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2003


MuniYield
Fund, Inc.


www.mlim.ml.com


MuniYield Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD FUND, INC.


The Benefits
And Risks of
Leveraging


MuniYield Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



Swap
Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield Fund, Inc., April 30, 2003


DEAR SHAREHOLDER


For the six months ended April 30, 2003, the Common Stock of MuniYield Fund, Inc. had a net annualized yield of 7.01%, based on a period-end per share net asset value of $13.46 and $.468 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +5.08%, based on a change in per share net asset value from $13.28 to $13.46, and assuming reinvestment of $.468 per share ordinary income dividends.

For the six-month period ended April 30, 2003, the Fund's Auction
Market Preferred Stock had an average yield as follows: Series A, 1.09%; Series B, 1.33%; Series C, 1.08%; Series D, 1.22%; Series E, 1.07%; and Series F, 1.14%.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.


The Municipal Market Environment
During the six-month period ended April 30, 2003, amid considerable weekly and monthly volatility, long-term fixed income interest rates generally declined. Geopolitical tensions and volatile equity valuations continued to overshadow economic fundamentals as they have for most of the last 12 months. Reacting to the strong U.S. equity rally that began last October, fixed income bond yields remained under pressure in November 2002, as U.S. equity markets continued to strengthen. During November, the Standard & Poor's 500 (S&P 500) Index rose an additional 5.50%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. In late November, third-quarter 2002 U.S. gross domestic product growth was 4%, well above the second-quarter 2002 rate of 1.30%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (0.50%) to 1.25%, its lowest level since the 1960s. This action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, into early 2003, softer equity prices and renewed investor concerns about U.S. military action against Iraq and North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 10% from December 2002 to February 2003. Fearing an eventual U.S./Iraq military confrontation in 2003, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields had declined approximately 40 basis points to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that the conflict would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong
U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields again rose to above 5%. However, as there was growing sentiment that hostilities may not be resolved in a matter of weeks, U.S. Treasury bond yields again declined to end the month at 4.81%.

For the six months ended April 30, 2003, long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April, as U.S. equity markets continued to improve and the safe-haven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the quick positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors have also been concerned that the recent SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First quarter 2003 U.S. gross domestic product was released in late April initially estimating U.S. economic activity to be growing at 1.60%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher during the last two weeks of the period. By April 30, 2003, long-term U.S. Treasury bond yields had eclined to almost 4.75%. Over the past six months, long-term U.S. bond yields fell more than 20 basis points.

For the six months ended April 30, 2003, long-term tax-exempt bond yields also fell modestly. Yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures on a daily and weekly basis. Tax-exempt bond yields generally followed their taxable counterparts higher, responding to a more positive U.S. fixed income environment and continued slow economic growth. After rising approximately 10 basis points in November 2002 to 5.30%, municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.20% before declining to approximately 5.10% by the end of April. Over the past six months, long-term tax-exempt bond yields fell approximately 11 basis points, slightly less than U.S. Treasury obligations.

A number of factors have combined to generate consistently strong demand for municipal bonds throughout the six-month period ended April 30, 2003. Generally weak U.S. equity markets have supported continued positive demand for tax-exempt products as investors have sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors received approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors were not totally able to offset the increase in tax-exempt new-issue supply, preventing more significant declines in tax-exempt bond yields. This modest underperformance has served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been able to be purchased at yields near or exceeding those of comparable Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.50% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003. Lower oil prices, reduced geopolitical uncertainties, increased Federal spending for defense, and a likely Federal tax cut are all factors which should promote stronger economic growth later this year. However, it is questionable to expect that business and investor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.


Portfolio Strategy
During the six-month period ended April 30, 2003, we focused on enhancing the Fund's dividend stream and reducing the Fund's asset price volatility. Reducing asset volatility involved shortening the Fund's interest rate sensitivity. This strategy worked well in January 2003 as interest rates increased from near historic lows. Since then, interest rates have decreased as a result of economic uncertainty, an unstable stock market and the unknown outcome of the Iraqi war. As interest rates have fallen further, we shifted to a more defensive position. While this strategy may have been implemented a bit early, it is our belief that interest rates do not have much further to fall. The conclusion to the Iraqi conflict is expected to lift the tremendous downward pressure being applied upon the United States economy. We believe the economy is likely to revive by year end and drive interest rates higher.

During the six-month period ended April 30, 2003, the Fund's borrowing costs remained in the 1% - 1.5% range, with interest rates presently near 1%. These very attractive funding levels, in combination with the steep tax-exempt yield curve, have continued to generate significant income benefits to the Fund's Common Stock shareholder. We do not expect any material reduction in the Fund's borrowing costs in 2003 as no additional monetary easings by the Federal Reserve Board are anticipated. We expect short-term borrowing costs to remain at current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)



MuniYield Fund, Inc., April 30, 2003


In Conclusion
We appreciate your ongoing interest in MuniYield Fund, Inc., and we look forward to serving your investment needs in the months and years to come.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Roberto Roffo)
Roberto Roffo
Vice President and
Portfolio Manager



May 19, 2003



PROXY RESULTS
During the six-month period ended April 30, 2003, MuniYield Fund,
Inc.'s Common Stock shareholders voted on the following proposal.
The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
1. To elect the Fund's Board of Directors:          Terry K. Glenn               42,050,421          800,306
                                                    Joe Grills                   42,041,798          808,929
                                                    Andre F. Perold              42,045,007          805,720
                                                    Roberta Cooper Ramo          42,045,640          805,087
                                                    Robert S. Salomon, Jr.       42,038,967          811,760
                                                    Stephen B. Swensrud          42,035,998          814,729


During the six-month period ended April 30, 2003, MuniYield Fund,
Inc.'s Preferred Stock shareholders (Series A, B, C, D, E, F & G) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:


                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold, Roberta Cooper Ramo,
   Robert S. Salomon, Jr. and Stephen B. Swensrud                                  11,032               10




SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                 S&P       Moody's      Face
STATE            Ratings   Ratings     Amount  Issue                                                                 Value
Alabama--0.0%     A1       VMIG1++    $   100  Columbia, Alabama, IDB, PCR, Refunding (Alabama Power
                                               Company Project), VRDN, Series E, 1.40% due 10/01/2022 (m)         $     100


Alaska--0.8%      NR*      Baa3         5,050  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                               (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024               5,075


Arizona--5.3%     AAA      Aaa          1,460  Arizona State Wastewater Management Authority, Wastewater
                                               Treatment Financial Assistance Revenue Bonds, Series A, 5.60%
                                               due 7/01/2006 (b)(c)                                                   1,663

                                               Maricopa County, Arizona, IDA, M/F Housing Revenue Refunding
                                               Bonds (CRS Pine Ridge Housing Corporation), Series A-1 (g):
                  AAA      NR*          5,000     6% due 10/20/2031                                                   5,600
                  AAA      NR*          5,000     6.05% due 10/20/2036                                                5,602

                                               Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                               Bonds (America West Airlines Inc. Project), AMT:
                  NR*      Caa2         8,300     6.25% due 6/01/2019                                                 2,720
                  NR*      Caa2         6,900     6.30% due 4/01/2023                                                 2,261

                                               Phoenix, Arizona, IDA, M/F Housing Revenue Bonds (Bay Club
                                               Apartments Project)(g):
                  AAA      NR*            565     5.80% due 11/20/2021                                                  632
                  AAA      NR*            915     5.90% due 11/20/2031                                                1,019
                  AAA      NR*          1,270     5.95% due 11/20/2036                                                1,415

                                               Phoenix, Arizona, IDA, M/F Housing Revenue Bonds (Summit
                                               Apartments LLC Project)(g):
                  AAA      NR*          1,610     6.25% due 7/20/2022                                                 1,837
                  AAA      NR*          1,425     6.45% due 7/20/2032                                                 1,640
                  AAA      NR*          1,305     6.55% due 7/20/2037                                                 1,508

                                               Pima County, Arizona, IDA, M/F Housing Revenue Bonds
                                               (Columbus Village) Series A (g):
                  AAA      NR*            990     5.90% due 10/20/2021                                                1,113
                  AAA      NR*          1,725     6% due 10/20/2031                                                   1,932
                  AAA      NR*          2,295     6.05% due 10/20/2041                                                2,566




Portfolio
Abbreviations


To simplify the listings of MuniYield Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax
           (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes




MuniYield Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                 S&P       Moody's      Face
STATE            Ratings   Ratings     Amount  Issue                                                                 Value
California--2.6%                               Los Angeles County, California, Schools Regionalized Business
                                               Services, COP (County Schools Pooled Financing Program),
                                               Series B (c):
                  AAA      Aaa        $ 3,000     5% due 9/01/2022                                                $   3,005
                  AAA      Aaa          4,740     5.125% due 9/01/2027                                                4,747
                  AAA      Aaa          2,500     5.125% due 9/01/2031                                                2,503

                                               Los Angeles County, California, Schools Regionalized Business
                                               Services, COP, Pooled Financing, Series A (c):
                  AAA      Aaa          1,430     5.90%** due 8/01/2019                                                 651
                  AAA      Aaa          2,510     6%** due 8/01/2029                                                    628

                  AA       Aa3          1,250  Sacramento County, California, Sanitation District Financing
                                               Authority, Revenue Refunding Bonds, Trust Receipts, Class R,
                                               Series A, 10.32% due 12/01/2019 (k)                                    1,525

                  BBB+     A2           2,175  Vernon, California, Electric System Revenue Bonds (Malburg
                                               Generating Station Project), 5.30% due 4/01/2026                       2,178


Colorado--5.3%    AA       Aa2          1,005  Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                               Series D-2, 6.90% due 4/01/2029                                        1,046

                                               Colorado Health Facilities Authority, Health Facilities Revenue
                                               Bonds (National Benevolent Association):
                  NR*      Baa3         1,000     Series A, 6.375% due 9/01/2029                                        864
                  NR*      Baa3         1,200     Series C, 7% due 3/01/2019                                          1,195
                  NR*      Baa3           750     Series C, 7% due 3/01/2024                                            728
                  NR*      Baa3         1,125     Series C, 7.125% due 3/01/2030                                      1,096

                  AAA      NR*          8,000  Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                               Series D, 7.75% due 11/15/2013 (c)                                    10,096

                  NR*      Baa2         5,500  Denver, Colorado, Urban Renewal Authority, Tax Increment
                                               Revenue Bonds (Pavilions), AMT, 7.75% due 9/01/2016                    5,957

                                               Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                               Improvement Fee), Series A:
                  NR*      NR*          1,735     7.10% due 9/01/2014                                                 1,773
                  NR*      NR*          5,065     7.35% due 9/01/2031                                                 5,174

                  BB+      Ba1          3,500  Northwest Parkway, Colorado, Public Highway Authority Revenue
                                               Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                  3,660


Connecticut--     NR*      NR*            650  Connecticut State Development Authority, IDR (AFCO Cargo BDL-LLC
2.7%                                           Project), AMT, 7.35% due 4/01/2010                                       654

                  AAA      Aaa          9,675  Connecticut State, HFA, Revenue Refunding Bonds (Housing Mortgage
                                               Finance Program), Series F, Sub-Series F-1, 6% due 5/15/2017          10,293

                  AAA      Aaa          4,355  Connecticut State Special Tax Obligation Revenue Bonds,
                                               Transportation Infrastructure, Series A, 6% due 12/01/2009 (b)(h)      5,226


Florida--5.1%     NR*      NR*          1,760  Bonnet Creek Resort, Florida, Community Development District,
                                               Special Assessment Revenue Bonds, 7.50% due 5/01/2034                  1,810

                  AAA      Aaa          2,755  Broward County, Florida, Airport System Revenue Bonds, AMT,
                                               Series J-1, 5.75% due 10/01/2018 (c)                                   3,037

                                               Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                               Bonds (National Gypsum), AMT:
                  NR*      NR*         11,500     Series A, 7.125% due 4/01/2030                                     11,567
                  NR*      NR*          5,000     Series B, 7.125% due 4/01/2030                                      5,029

                  AAA      Aaa          8,700  Pinellas County, Florida, Housing Authority, Housing Revenue
                                               Bonds (Affordable Housing Program), 4.60% due 12/01/2010 (i)           9,461


Georgia--3.1%     AAA      Aaa         12,140  Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A,
                                               5.875% due 1/01/2016 (h)                                              13,915

                  NR*      NR*          4,600  Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic
                                               Station Project), 7.90% due 12/01/2024                                 4,771


Idaho--1.9%       AA       NR*          1,400  Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds,
                                               AMT, Senior-Series C-2, 7.15% due 7/01/2023                            1,412

                  BB+      Ba3         12,125  Power County, Idaho, Industrial Development Corporation, Solid
                                               Waste Disposal Revenue Bonds (FMC Corporation Project), AMT,
                                               6.45% due 8/01/2032                                                   10,164


Illinois--6.4%    NR*      B2             835  Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project),
                                               8% due 10/01/2016                                                        858

                  NR*      Aaa            780  Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B,
                                               7.625% due 9/01/2027 (f)(g)(l)                                           813

                  AAA      Aaa          3,285  Illinois Development Finance Authority Revenue Bonds (Presbyterian
                                               Home Lake Project), Series B, 6.30% due 9/01/2022 (i)                  3,733

                  NR*      NR*          2,750  Illinois Development Finance Authority, PCR, Refunding (Illinois
                                               Power Company Project), Series A, 7.375% due 7/01/2006 (b)             3,247

                  NR*      NR*          2,500  Illinois Educational Facilities Authority, Revenue Refunding
                                               Bonds (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (b)    2,567

                  NR*      Ba3          1,250  Illinois Health Facilities Authority Revenue Bonds (Holy Cross
                                               Hospital Project), 6.70% due 3/01/2014                                   876

                                               Illinois Health Facilities Authority, Revenue Refunding Bonds,
                                               VRDN (m):
                  A1       VMIG1++      5,700     (Resurrection Health Care), Series A,  1.35% due 5/15/2029 (i)      5,700
                  A1       VMIG1++      5,310     (University of Chicago Hospitals), 1.35% due 8/01/2026 (e)          5,310

                  AAA      Aaa          4,000  Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                               State Tax Revenue Bonds (McCormick Place Expansion), Series A,
                                               5.50% due 6/15/2023 (e)                                                4,367

                  AAA      Aaa          8,000  Metropolitan Pier and Exposition Authority, Illinois, Hospitality
                                               Facilities Revenue Bonds (McCormick Place Convention Center),
                                               7% due 7/01/2026 (a)                                                  10,718


Kansas--0.2%      BB+      NR*          1,250  Lenexa, Kansas, Health Care Facility Revenue Bonds (Lakeview
                                               Village Inc.), Series C, 6.875% due 5/15/2032                          1,271


Kentucky--0.7%    BBB      Baa2         4,000  Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                               (TJ International Project), AMT, 7% due 6/01/2024                      4,151


Louisiana--3.9%   BB-      NR*         24,000  Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                               Company Project), 6.50% due 1/01/2017                                 23,423


Maryland--1.4%    NR*      NR*          3,000  Maryland State Energy Financing Administration, Limited
                                               Obligation Revenue Bonds (Cogeneration--AES Warrior Run), AMT,
                                               7.40% due 9/01/2019                                                    3,065

                  A        Baa1         5,000  Maryland State Health and Higher Educational Facilities
                                               Authority, Revenue Refunding Bonds (University of Maryland
                                               Medical System), 6% due 7/01/2032                                      5,349


Michigan--0.1%    NR*      VMIG1++        400  Michigan State Strategic Fund, PCR, Refunding (Consumers Power
                                               Project), VRDN, 1.35% due 4/15/2018 (c)(m)                               400


Minnesota--0.6%                                Eden Prairie, Minnesota, M/F Housing Revenue Bonds (Rolling
                                               Hills Project), Series A (g):
                  NR*      A1             420     6% due 8/20/2021                                                      470
                  NR*      A1           2,000     6.20% due 2/20/2043                                                 2,237




MuniYield Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                 S&P       Moody's      Face
STATE            Ratings   Ratings     Amount  Issue                                                                 Value
Minnesota         NR*      Aa2        $   995  Minneapolis, Minnesota, M/F Housing Revenue Bonds (Gaar Scott
(concluded)                                    Loft Project), AMT, 5.95% due 5/01/2030                            $   1,068


Missouri--0.9%                                 Fenton, Missouri, Tax Increment Revenue Refunding and
                                               Improvement Bonds (Gravois Bluffs):
                  NR*      NR*          1,055     6.75% due 10/01/2015                                                1,092
                  NR*      NR*          2,800     7% due 10/01/2021                                                   2,958

                  AAA      NR*          1,380  Missouri State Housing Development Commission, S/F Mortgage
                                               Revenue Bonds, Homeownership, AMT, Series B, 7.55% due
                                               9/01/2027 (f)(g)                                                       1,424


New Jersey--      NR*      NR*          3,000  New Jersey EDA, First Mortgage Revenue Bonds (The Presbyterian
13.5%                                          Home), Series A, 6.375% due 11/01/2031                                 3,018

                  NR*      NR*          3,300  New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest
                                               Village Inc. Facility), Series A, 7.25% due 11/15/2031                 3,300

                                               New Jersey EDA, Special Facility Revenue Bonds (Continental
                                               Airlines Inc. Project), AMT:
                  B        Caa2         3,905     6.25% due 9/15/2019                                                 2,814
                  B        Caa2         8,595     6.25% due 9/15/2029                                                 6,023

                  BB+      NR*          4,180  New Jersey Health Care Facilities Financing Authority Revenue
                                               Bonds (Pascack Valley Hospital Association), 6.625% due 7/01/2036      4,131

                  A-       A2           9,640  New Jersey State Transit Corporation, COP (Federal Transit
                                               Administration Grants), Series B, 5.75% due 9/15/2014                 10,859

                  AAA      NR*          4,360  Port Authority of New York and New Jersey Revenue Refunding
                                               Bonds, DRIVERS, AMT, Series 177, 10.34% due 10/15/2032 (e)(k)          5,549

                  AAA      NR*         20,575  Port Authority of New York and New Jersey, Special Obligation
                                               Revenue Bonds, DRIVERS, AMT, Series 192, 9.85% due
                                               12/01/2025 (e)(k)                                                     24,194

                  A-       A3           9,500  Tobacco Settlement Financing Corporation of New Jersey Revenue
                                               Bonds, 6.75% due 6/01/2039                                             8,404

                  A-       A3          15,500  Tobacco Settlement Financing Corporation, New Jersey, Asset
                                               Backed Revenue Refunding Bonds, 6% due 6/01/2037                      12,651


New York--27.0%   AAA      Aaa          1,865  Dutchess County, New York, Resource Recovery Agency Revenue
                                               Bonds (Solid Waste System), Series A, 5.25% due 1/01/2011 (e)          2,107

                  AAA      Aaa          5,595  Metropolitan Transportation Authority, New York, Commuter
                                               Facilities Revenue Bonds, RITR, Series 9, 6.10% due
                                               7/01/2006 (b)(h)(k)                                                    7,346

                  A        A2          10,000  Metropolitan Transportation Authority, New York, Revenue
                                               Refunding Bonds, Series A, 5.75% due 11/15/2032                       10,905

                  BBB+     A3          10,000  New York City, New York, City IDA, Special Facilities Revenue
                                               Bonds (Terminal One Group Association Project), AMT, 6.125%
                                               due 1/01/2024                                                         10,218

                                               New York City, New York, City Municipal Water Finance
                                               Authority, Water and Sewer System Revenue Bonds (k):
                  AAA      NR*          5,000     DRIVERS, Series 198, 9.90% due 6/15/2026 (e)                        6,076
                  NR*      Aaa          3,000     RITR, Series 11, 9.92% due 6/15/2026 (i)                            3,767

                  AA       Aa2         24,000  New York City, New York, City Municipal Water Finance Authority,
                                               Water and Sewer System Revenue Refunding Bonds, 5.50%
                                               due 6/15/2033                                                         25,955

                  A        A2          17,615  New York City, New York, Fiscal Year 2003, GO, Series I,
                                               5.375% due 3/01/2027                                                  18,205

                                               New York City, New York, GO, Refunding, Series G:
                  AAA      Aaa          1,825     5.50% due 8/01/2012 (o)                                             2,069
                  AAA      Aaa          2,090     5.75% due 2/01/2014 (e)                                             2,301
                  AAA      Aaa          2,000     5.75% due 2/01/2014 (h)                                             2,202

                  AAA      Aaa         10,000  New York City, New York, GO, Refunding, Trust Receipts,
                                               Series R, 11.078% due 5/15/2014 (h)(k)                                13,738

                  AA-      A3           6,100  New York State Dormitory Authority Revenue Refunding Bonds,
                                               Series B, 5.25% due 11/15/2023                                         6,758

                  AA-      NR*          6,795  New York State Dormitory Authority, Hospital Revenue
                                               Refunding Bonds (North General Hospital), 5.75% due 2/15/2015          7,703

                  AAA      Aaa          7,500  New York State Dormitory Authority, State University
                                               Educational Facilities Revenue Refunding Bonds, Series 1989,
                                               6% due 5/15/2015 (e)                                                   8,789

                                               New York State Thruway Authority, Second General Highway and
                                               Bridge Trust Fund Revenue Bonds, Series A (e):
                  AAA      Aaa          1,000     5.25% due 4/01/2022                                                 1,073
                  AAA      Aaa          3,100     5.25% due 4/01/2023                                                 3,310

                  AA       A1          10,000  New York State Urban Development Corporation, Personal
                                               Income Tax Revenue Bonds (State Facilities), Series A, 5.50%
                                               due 3/15/2032                                                         10,709

                  NR*      NR*          2,500  Suffolk County, New York, IDA, IDR, Refunding (Nissequogue
                                               Cogeneration Partners Facility), AMT, 5.50% due 1/01/2023              2,293

                  A+       A1          10,000  Triborough Bridge and Tunnel Authority, New York, Subordinate
                                               Revenue Bonds, 5.25% due 11/15/2030                                   10,461

                                               Westchester County, New York, IDA, Continuing Care Retirement
                                               Mortgage Revenue Bonds (Kendal on Hudson Project), Series A:
                  NR*      NR*          3,450     6.375% due 1/01/2024                                                3,394
                  NR*      NR*          2,395     6.50% due 1/01/2034                                                 2,359


North Carolina--  BBB      Baa3         4,750  North Carolina Eastern Municipal Power Agency, Power System
2.7%                                           Revenue Bonds, Series D, 6.75% due 1/01/2026                           5,166

                  AA       Aa2            950  North Carolina HFA, Home Ownership Revenue Bonds, AMT,
                                               Series 8-A, 6.20% due 7/01/2016                                        1,010

                  AA       Aa2          1,495  North Carolina HFA, S/F Revenue Bonds, Series II, 6.20%
                                               due 3/01/2016 (d)                                                      1,591

                  NR*      NR*          1,000  North Carolina Medical Care Commission, Health Care Facilities,
                                               First Mortgage Revenue Bonds (Arbor Acres Community Project),
                                               6.375% due 3/01/2032                                                   1,014

                                               North Carolina Municipal Power Agency Number 1, Catawba Electric
                                               Revenue Bonds, Series A (e):
                  AAA      Aaa          4,500     5.25% due 1/01/2019                                                 4,868
                  AAA      Aaa          2,250     5.25% due 1/01/2020                                                 2,416


Ohio--2.0%        AA+      Aa2          3,000  Cincinnati, Ohio, Water System Revenue Bonds, 5% due 12/01/2023        3,105

                                               Cuyahoga County, Ohio, Mortgage Revenue Bonds (West Tech
                                               Apartments Project), AMT (g):
                  NR*      Aaa          1,410     5.75% due 9/20/2020                                                 1,499
                  NR*      Aaa          2,250     5.85% due 9/20/2030                                                 2,382

                  NR*      NR*          2,175  Lucas County, Ohio, Health Care Facility Revenue Refunding and
                                               Improvement Bonds (Sunset Retirement Communities), Series A,
                                               6.625% due 8/15/2030                                                   2,297




MuniYield Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                 S&P       Moody's      Face
STATE            Ratings   Ratings     Amount  Issue                                                                 Value
Ohio              NR*      Aaa        $ 1,120  Mad River, Ohio, Local School District, GO, Refunding
(concluded)                                    (Classroom Facilities), 5.75% due 12/01/2019 (h)                   $   1,278

                  NR*      Aaa          1,000  Montgomery County, Ohio, Water System Revenue Refunding Bonds
                                               (Greater Moraine Beaver), 5.375% due 11/15/2015 (c)                    1,125


Oklahoma--2.0%                                 Holdenville, Oklahoma, Industrial Authority, Correctional
                                               Facility Revenue Bonds (b)(j):
                  AAA      NR*          1,650     6.60% due 7/01/2006                                                 1,930
                  AAA      NR*          3,250     6.70% due 7/01/2006                                                 3,811

                  A1+      VMIG1++      6,090  Oklahoma State Industries Authority, Revenue Refunding
                                               Bonds (Integris Baptist), VRDN, Series B, 1.35% due
                                               8/15/2029 (e)(m)                                                       6,090


Oregon--3.0%                                   Oregon State Department of Administrative Services, COP,
                                               Series A (b)(c):
                  AAA      Aaa          4,405     6% due 5/01/2010                                                    5,251
                  AAA      Aaa          3,500     6% due 5/01/2010                                                    4,172

                  AA       Aa3          6,245  Oregon State, GO, Refunding (Veterans Welfare), Series 80A,
                                               5.70% due 10/01/2032                                                   6,562

                  NR*      NR*          1,830  Portland, Oregon, Housing Authority, Housing Revenue Bonds
                                               (Pine Square and University Place), Series A, 5.875% due 1/01/2022     1,827


Pennsylvania--    BBB+     Baa1         1,500  Lebanon County, Pennsylvania, Health Facilities Authority,
14.4%                                          Hospital Revenue Bonds (Good Samaritan Hospital Project),
                                               6% due 11/15/2035                                                      1,524

                  AAA      Aaa          5,000  Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania
                                               Power and Light Company Project), Series B, 6.40% due
                                               9/01/2029 (e)                                                          5,409

                  AAA      Aaa          9,675  Pennsylvania Convention Center Revenue Refunding Bonds, Series A,
                                               6.70% due 9/01/2014 (e)                                               10,526

                                               Pennsylvania Economic Development Financing Authority, Exempt
                                               Facilities Revenue Bonds (National Gypsum Company), AMT:
                  NR*      NR*         16,350     Series A, 6.25% due 11/01/2027                                     14,861
                  NR*      NR*          8,800     Series B, 6.125% due 11/01/2027                                     7,871

                  AA+      Aa2          1,590  Pennsylvania HFA, S/F Mortgage Refunding Bonds, AMT, Series 42,
                                               6.85% due 4/01/2025                                                    1,649

                  AAA      Aaa         16,270  Pennsylvania State Higher Educational Facilities Authority,
                                               Health Services Revenue Refunding Bonds (Allegheny Delaware
                                               Valley Obligation), Series C, 5.875% due 11/15/2016 (e)               18,388

                  NR*      NR*          1,265  Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                               Development, AMT, 7.75% due 12/01/2017                                 1,296

                                               Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                               Commercial Development:
                  NR*      NR*          3,650     (Days Inn), Series B, 6.50% due 10/01/2027                          3,622
                  NR*      NR*          4,000     (Doubletree), Series A, 6.50% due 10/01/2027                        3,937

                  AAA      Aaa         10,965  Philadelphia, Pennsylvania, School District, GO, Series A,
                                               5.50% due 2/01/2031 (i)                                               11,758

                  A-       NR*          5,000  Sayre, Pennsylvania, Health Care Facilities Authority
                                               Revenue Bonds (Guthrie Health Issue), Series B, 1%/7.125%
                                               due 12/01/2031 (p)                                                     5,332


Rhode Island--                                 Woonsocket, Rhode Island, GO (h):
0.5%              NR*      Aaa          1,225     6% due 10/01/2017                                                   1,438
                  NR*      Aaa          1,195     6% due 10/01/2018                                                   1,399


South Dakota--    BBB+     Baa2           900  South Dakota State Health and Educational Facilities Authority,
0.2%                                           Revenue Refunding Bonds (Prairie Lakes), 7.25% due 4/01/2022             927


Tennessee--2.6%   NR*      NR*          4,610  Hardeman County, Tennessee, Correctional Facilities Corporation
                                               Revenue Bonds, 7.75% due 8/01/2017                                     4,645

                  BB+      Ba1         10,850  McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds
                                               (Recycling Facility--Calhoun Newsprint), AMT, 7.40% due 12/01/2022    10,721


Texas--18.6%                                   Austin, Texas, Convention Center Revenue Bonds (Convention
                                               Enterprises Inc.), First Tier, Series A:
                  BBB-     Baa3         5,000     6.70% due 1/01/2028                                                 5,202
                  BBB-     Baa3         5,000     6.70% due 1/01/2032                                                 5,183

                                               Bexar County, Texas, Housing Finance Corporation, M/F Housing
                                               Revenue Bonds (Water at Northern Hills Apartments), Series A (e):
                  NR*      Aaa          1,300     5.80% due 8/01/2021                                                 1,417
                  NR*      Aaa          2,460     6% due 8/01/2031                                                    2,687
                  NR*      Aaa          1,000     6.05% due 8/01/2036                                                 1,093

                  BBB      Baa2         6,850  Brazos River Authority, Texas, PCR, Refunding (Utilities
                                               Electric Company), AMT, Series B, 5.05% due 6/01/2030                  6,835

                  BBB-     Ba1          3,700  Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant
                                               Energy Inc. Project), Series B, 7.75% due 12/01/2018                   3,856

                                               Dallas-Fort Worth, Texas, International Airport Facility,
                                               Improvement Corporation, Revenue Refunding Bonds (American
                                               Airlines), AMT:
                  CC       Caa2         2,500     Series A, 5.95% due 5/01/2029                                       1,625
                  CC       Caa2        14,000     Series B, 6.05% due 5/01/2029                                       5,276

                                               Gregg County, Texas, Health Facilities Development Corporation,
                                               Hospital Revenue Bonds (Good Shepherd Medical Center Project):
                  AA       NR*          3,000     6.875% due 10/01/2020                                               3,560
                  AA       NR*          2,000     6.375% due 10/01/2025                                               2,257

                  AA-      Aa3          5,000  Guadalupe-Blanco River A1uthority, Texas, Sewage and Solid
                                               Waste Disposal Facility Revenue Bonds (E.I. du Pont de Nemours
                                               and Company Project), AMT, 6.40% due 4/01/2026                         5,338

                  NR*      Ba3          3,900  Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds
                                               (Citgo Petroleum Corporation Project), AMT, 7.50% due 5/01/2025        3,834

                  B        Caa2         2,000  Houston, Texas, Airport System, Special Facilities Revenue
                                               Bonds (Continental Airlines), AMT, Series E, 6.75% due 7/01/2029       1,181

                  NR*      Baa3         1,600  Houston, Texas, Industrial Development Corporation Revenue
                                               Bonds (Air Cargo), AMT, 6.375% due 1/01/2023                           1,577

                                               Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                               Semiconductor), AMT:
                  A-       A3           6,200     6.375% due 4/01/2027                                                6,469
                  A-       A3           4,000     6.95% due 4/01/2030                                                 4,356

                  BBB-     Ba1          7,030  Matagorda County, Texas, Navigation District Number 1, Revenue
                                               Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029      7,309

                  BBB      Baa2        10,280  Sabine River Authority, Texas, PCR, Refunding (TXU Electric
                                               Company Project), Series C, 4% due 5/01/2028                          10,283

                                               San Antonio, Texas, Water Revenue Refunding Bonds:
                  AA-      Aa3          1,000     5.875% due 5/15/2016                                                1,155
                  AA-      Aa3          1,000     5.875% due 5/15/2017                                                1,152

                  AAA      Aaa          6,500  Texas State Turnpike Authority, Central Texas Turnpike System
                                               Revenue Bonds, First Tier, Series A, 5.50% due 8/15/2039 (c)           6,930




MuniYield Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                 S&P       Moody's      Face
STATE            Ratings   Ratings     Amount  Issue                                                                 Value
Texas                                          Texas State, Water Financial Assisstance, GO, AMT, Series A:
(concluded)       AA       Aa1        $ 4,090     5.375% due 8/01/2033                                            $   4,215
                  AA       Aa1         10,560     5.125% due 8/01/2042                                               10,628

                  AAA      Aaa          7,020  Tyler, Texas, Waterworks and Sewer Revenue Bonds,  5.70%
                                               due 9/01/2030 (h)                                                      7,759


Utah--0.3%        NR*      NR*          1,000  Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                               AMT, Series A, 7.55% due 7/01/2027 (n)                                     0

                  AAA      Aaa          1,545  Utah State Board of Regents Revenue Refunding Bonds (University
                                               of Utah Research Facilities), Series A, 5.50% due 4/01/2018 (e)        1,719


Virginia--2.5%    BBB      NR*          5,000  Amelia County, Virginia, IDA, Solid Waste Disposal Revenue
                                               Refunding Bonds (Waste Management Project), VRDN, AMT, 4.90% due
                                               4/01/2027 (m)                                                          5,162

                  AAA      Aaa          5,000  Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                               Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (c)                5,791

                  NR*      NR*          1,000  Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                               Exempt Facility, AMT, Series A, 7.55% due 1/01/2019                      999

                                               Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                  NR*      Ba1          6,200     First Tier, Sub-Series C, 6.25%** due 8/15/2031                       194
                  BB       NR*         24,800     Senior-Series B, 6.67%** due 8/15/2029                              2,481


Washington--0.4%                               Vancouver, Washington, Housing Authority, Housing Revenue Bonds
                                               (Teal Pointe Apartments Project), AMT:
                  NR*      NR*            945     6% due 9/01/2022                                                      932
                  NR*      NR*          1,250     6.20% due 9/01/2032                                                 1,230


West Virginia--   B+       Ba3          1,000  Princeton, West Virginia, Hospital Revenue Refunding Bonds
0.6%                                            (Community Hospital Association Inc. Project), 6% due 5/01/2019         807

                  BBB      Baa2         3,000  Upshur County, West Virginia, Solid Waste Disposal Revenue
                                               Bonds (TJ International Project), AMT, 7% due 7/15/2025                3,149


Wisconsin--0.6%   NR*      Baa3           700  Milwaukee, Wisconsin, Revenue Bonds (Air Cargo), AMT, 6.50% due
                                               1/01/2025                                                                672

                  AAA      Aaa          2,600  Wisconsin State, GO, AMT, Series B, 6.20% due 11/01/2026 (e)           2,913


Wyoming--0.8%     BB+      Ba3          2,550  Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                               (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024             2,353

                  AA       NR*          2,500  Wyoming Student Loan Corporation, Student Loan Revenue Refunding
                                               Bonds, Series A, 6.20% due 6/01/2024                                   2,679


Puerto Rico--                                  Puerto Rico Commonwealth Highway and Transportation Authority,
10.9%                                          Transportation Revenue Bonds:
                  AAA      Aaa         15,000     Trust Receipts, Class R, Series B, 10.079% due 7/01/2035 (e)(k)    20,311
                  A        Baa1        18,000     Series D, 5.75% due 7/01/2041                                      19,924

                  AAA      Aaa          2,500  Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                               Trust Receipts, Class R, Series 16 HH, 9.81% due 7/01/2013 (i)(k)      3,421

                                               Puerto Rico Public Buildings Authority, Government Facilities
                                               Revenue Refunding Bonds:
                  A-       Baa1         5,425     Series F, 5.25% due 7/01/2023                                       5,752
                  A-       Baa1         6,535     Series F, 5.25% due 7/01/2025                                       6,924
                  A-       Baa1         3,000     Series G, 5% due 7/01/2026                                          3,017

                  NR*      Aa2          4,350  Puerto Rico Public Finance Corporation Revenue Bonds, DRIVERS,
                                               Series 272, 9.13% due 8/01/2030 (k)                                    5,191


                                               Total Municipal Bonds (Cost--$827,056)--143.6%                       858,121



                                       Shares
                                        Held   Short-Term Securities
                                        6,913  Merrill Lynch Institutional Tax-Exempt Fund++++                        6,913


                                               Total Short-Term Securities (Cost--$6,913)--1.1%                       6,913


                  Total Investments (Cost--$833,969)--144.7%                                                        865,034
                  Unrealized Depreciation on Forward Interest Rate Swaps++++++--(0.2%)                              (1,093)
                  Other Assets Less Liabilities--4.5%                                                                27,086
                  Preferred Stock, at Redemption Value--(49.0%)                                                   (293,009)
                                                                                                                  ---------
                  Net Assets Applicable to Common Stock--100.0%                                                   $ 598,018
                                                                                                                  =========

(a)Escrowed to maturity.
(b)Prerefunded.
(c)AMBAC Insured.
(d)FHA Insured.
(e)MBIA Insured.
(f)FNMA Collateralized.
(g)GNMA Collateralized.
(h)FGIC Insured.
(i)FSA Insured.
(j)Connie Lee Insured.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2003.
(l)FHLMC Collateralized.
(m)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2003.
(n)Non-income producing security.
(o)XL Capital Insured.
(p)Represents a step bond. The first interest rate is in effect until a predetermined date and the second interest rate is effective thereafter until maturity.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.
++++Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                     (in Thousands)
                                            Net          Dividend
Affiliate                                 Activity         Income

Merrill Lynch Institutional
Tax-Exempt Fund                            6,901             $3


++++++Forward interest rate swaps entered into as of April 30, 2003 were as follows:

                                                     (in Thousands)
                                                        Unrealized
                                          Notional    Appreciation
                                           Amount    (Depreciation)

Receive a variable rate equal to 7-Day
Bond Market Association rate at
quarterly reset date and pay a fixed
rate equal to 4.064%.

Broker, Morgan Stanley
Capital Services Inc.
Expires, July 30, 2023                     67,000         $   (390)

Receive a variable rate equal to 7-Day
Bond Market Association rate at
quarterly reset date and pay a fixed
rate equal to 4.265%.

Broker, JP Morgan Chase
Expires, July 9, 2023                      22,000             (703)
                                                          ---------
                                                          $ (1,093)
                                                          =========
See Notes to Financial Statements.



MuniYield Fund, Inc., April 30, 2003


STATEMENT OF NET ASSETS

                  As of April 30, 2003
Assets:           Investments, at value (identified cost--$833,968,668)                                        $865,034,207
                  Cash                                                                                               66,589
                  Receivables:
                     Securities sold                                                         $ 18,943,977
                     Interest                                                                  14,760,674
                     Dividends                                                                        222        33,704,873
                                                                                             ------------
                  Prepaid expenses and other assets                                                                  68,383
                                                                                                               ------------
                  Total assets                                                                                  898,874,052
                                                                                                               ------------

Liabilities:      Unrealized depreciation on forward interest rate swaps                                          1,092,731
                  Payables:
                     Securities purchased                                                       5,760,999
                     Dividends to Common Stock shareholders                                       536,520
                     Investment adviser                                                           374,354
                     Other affiliates                                                               6,836         6,678,709
                                                                                             ------------
                  Accrued expenses                                                                                   75,384
                                                                                                               ------------
                  Total liabilities                                                                               7,846,824
                                                                                                               ------------

Preferred Stock:  Preferred Stock, par value $.05 per share (1,800 Series A shares, 1,800
                  Series B shares, 1,800 Series C shares, 1,800 Series D shares, 2,800
                  Series E shares and 1,720 Series F shares of AMPS* issued and outstanding
                  at $25,000 per share liquidation preference)                                                  293,009,477
                                                                                                               ------------

Net Assets        Net assets applicable to Common Stock                                                        $598,017,751
Applicable To                                                                                                  ============
Common Stock:

Analysis of       Common Stock, par value $.10 per share (44,430,631 shares issued and
Net Assets        outstanding)                                                                                 $  4,443,063
Applicable to     Paid-in capital in excess of par                                                              632,817,001
Common Stock:     Undistributed investment income--net                                       $  9,881,328
                  Accumulated realized capital losses on investments--net                    (79,096,449)
                  Unrealized appreciation on investments--net                                  29,972,808
                                                                                             ------------
                  Total accumulated losses--net                                                                (39,242,313)
                                                                                                               ------------
                  Total--Equivalent to $13.46 net asset value per share of Common Stock
                  (market price--$13.04)                                                                       $598,017,751
                                                                                                               ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                  For the Six Months Ended April 30, 2003
Investment        Interest                                                                                     $ 26,297,509
Income:           Dividends                                                                                           3,083
                                                                                                               ------------
                  Total income                                                                                   26,300,592
                                                                                                               ------------

Expenses:         Investment advisory fees                                                   $  2,189,339
                  Commission fees                                                                 374,026
                  Accounting services                                                             127,297
                  Transfer agent fees                                                              58,032
                  Professional fees                                                                34,150
                  Custodian fees                                                                   23,998
                  Printing and shareholder reports                                                 21,044
                  Directors' fees and expenses                                                     19,330
                  Listing fees                                                                     15,547
                  Pricing fees                                                                     15,064
                  Other                                                                            24,403
                                                                                             ------------
                  Total expenses before reimbursement                                           2,902,230
                  Reimbursement of expenses                                                         (559)
                                                                                             ------------
                  Total expenses after reimbursement                                                              2,901,671
                                                                                                               ------------
                  Investment income--net                                                                         23,398,921
                                                                                                               ------------

Realized &        Realized loss on investments--net                                                             (7,994,581)
Unrealized        Change in unrealized appreciation on investments--net                                          14,974,926
Gain (Loss) on                                                                                                 ------------
Investments--Net: Total realized and unrealized gain on investments--net                                          6,980,345
                                                                                                               ------------

Dividends to      Investment income--net                                                                        (1,669,106)
Preferred Stock                                                                                                ------------
Shareholders:     Net Increase in Net Assets Resulting from Operations                                         $ 28,710,160
                                                                                                               ============

See Notes to Financial Statements.



MuniYield Fund, Inc., April 30, 2003


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                             April 30,         October 31,
                  Increase (Decrease) in Net Assets:                                            2003               2002
Operations:       Investment income--net                                                     $ 23,398,921      $ 46,897,259
                  Realized loss on investments--net                                           (7,994,581)       (3,498,012)
                  Change in unrealized appreciation/depreciation on investments--net           14,974,926       (9,783,800)
                  Dividends to Preferred Stock shareholders                                   (1,669,106)       (4,354,062)
                                                                                             ------------      ------------
                  Net increase in net assets resulting from operations                         28,710,160        29,261,385
                                                                                             ------------      ------------

Dividends to      Investment income--net                                                     (20,793,535)      (40,283,240)
Common Stock                                                                                 ------------      ------------
Shareholders:     Net decrease in net assets resulting from dividends to Common
                  Stock shareholders                                                         (20,793,535)      (40,283,240)
                                                                                             ------------      ------------

Common Stock      Proceeds from issuance of Common Stock resulting from reorganization                 --        73,630,647
Transactions:     Value of shares issued to Common Stock shareholders in reinvestment
                  of dividends                                                                         --         2,755,535
                                                                                             ------------      ------------
                  Net increase in net assets derived from Common Stock transactions                    --        76,386,182
                                                                                             ------------      ------------

Net Assets        Total increase in net assets applicable to Common Stock                       7,916,625        65,364,327
Applicable To     Beginning of period                                                         590,101,126       524,736,799
Common Stock:                                                                                ------------      ------------
                  End of period*                                                             $598,017,751      $590,101,126
                                                                                             ============      ============

                  *Undistributed investment income--net                                      $  9,881,328      $  8,945,048
                                                                                             ============      ============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS

The following per share data and ratios                        For the
have been derived from information                            Six Months
provided in the financial statements.                           Ended
                                                              April 30,             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period        $   13.28    $   13.55    $   13.08    $   13.21    $   16.27
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:++++  Investment income--net                       .53+++++         1.04         1.03         1.09         1.12
                  Realized and unrealized gain (loss)
                  on investments--net                               .16        (.31)          .52        (.08)       (2.34)
                  Dividends and distributions to Preferred
                  Stock shareholders:
                     Investment income--net                       (.04)        (.08)        (.22)        (.27)        (.17)
                     Realized gain on investments--net               --           --           --           --        (.04)
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.03)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .65          .65         1.33          .74       (1.46)
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions to
                  Common Stock shareholders:
                     Investment income--net                       (.47)        (.92)        (.86)        (.87)        (.95)
                     Realized gain on investments--net               --           --           --           --        (.38)
                     In excess of realized gain on
                     investments--net                                --           --           --           --        (.27)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions to
                  Common Stock shareholders                       (.47)        (.92)        (.86)        (.87)       (1.60)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $   13.46    $   13.28    $   13.55    $   13.08    $   13.21
                                                              =========    =========    =========    =========    =========
                  Market price per share, end of period       $   13.04    $   12.88    $   13.94    $  12.625    $  12.875
                                                              =========    =========    =========    =========    =========


Total Investment  Based on market price per share              4.96%+++       (.94%)       17.79%        5.26%     (15.35%)
Return:***                                                    =========    =========    =========    =========    =========
                  Based on net asset value per share           5.08%+++        5.07%       10.51%        6.28%      (9.92%)
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement**          .99%*        1.01%        1.01%         .99%         .93%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total expenses**                                .99%*        1.01%        1.01%         .99%         .93%
Common Stock:                                                 =========    =========    =========    =========    =========
                  Total investment income--net**                 8.00%*        7.97%        7.74%        8.35%        7.42%
                                                              =========    =========    =========    =========    =========
                  Amount of dividends to Preferred Stock
                  shareholders                                    .57%*         .74%        1.63%        2.07%        1.11%
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common Stock
                  shareholders                                   7.43%*        7.23%        6.11%        6.28%        6.31%
                                                              =========    =========    =========    =========    =========


Ratios Based on   Total expenses, net of reimbursement            .66%*         .67%         .68%         .66%         .65%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total expenses                                  .66%*         .67%         .68%         .66%         .65%
Common & Preferred                                            =========    =========    =========    =========    =========
Stock:**          Total investment income--net                   5.35%*        5.33%        5.20%        5.56%        5.17%
                                                              =========    =========    =========    =========    =========


Ratios Based on   Dividends to Preferred Stock shareholders      1.15%*        1.50%        3.33%        4.12%        2.55%
Average Net                                                   =========    =========    =========    =========    =========
Assets Of
Preferred Stock:


Supplemental      Net assets applicable to Common Stock,
Data:             end of period (in thousands)                $ 598,018    $ 590,101    $ 524,737    $ 501,361    $ 506,030
                                                              =========    =========    =========    =========    =========
                  Preferred Stock outstanding, end of
                  period (in thousands)                       $ 293,000    $ 293,000    $ 250,000    $ 250,000    $ 250,000
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                             23.17%      104.63%       83.26%      103.44%       78.42%
                                                              =========    =========    =========    =========    =========


Leverage:         Asset coverage per $1,000                   $   3,041    $   3,014    $   3,099    $   3,005    $   3,024
                                                              =========    =========    =========    =========    =========


Dividends         Series A--Investment income--net            $     136    $     346    $     816    $   1,052    $     588
Per Share on                                                  =========    =========    =========    =========    =========
Preferred Stock   Series B--Investment income--net            $     164    $     369    $     864    $   1,009    $     595
Outstanding:                                                  =========    =========    =========    =========    =========
                  Series C--Investment income--net            $     134    $     353    $     847    $   1,032    $     687
                                                              =========    =========    =========    =========    =========
                  Series D--Investment income--net            $     152    $     504    $     850    $   1,035    $     694
                                                              =========    =========    =========    =========    =========
                  Series E--Investment income--net            $     133    $     346    $     805    $   1,038    $     627
                                                              =========    =========    =========    =========    =========
                  Series F--Investment income--net            $     141    $   324++           --           --           --
                                                              =========    =========    =========    =========    =========

*Annualized.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
***Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
++Series F was issued on November 19, 2001.
++++Certain prior year amounts have been reclassified to conform to current year presentation.
+++Aggregate total investment return.
+++++Based on average shares outstanding.

See Notes to Financial Statements.



MuniYield Fund, Inc., April 30, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2003, FAM reimbursed the Fund in the amount of $559.

For the six months ended April 30, 2003, the Fund reimbursed FAM
$9,973 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2003 were $197,753,648 and $232,639,278, respectively.

Net realized losses for the six months ended April 30, 2003 and net unrealized gains (losses) as of April 30, 2003 were as follows:


                                        Realized        Unrealized
                                         Losses       Gains (Losses)

Long-term investments              $ (3,122,981)      $  31,065,539
Financial futures contracts          (1,354,485)                 --
Forward interest rate swaps          (3,517,115)        (1,092,731)
                                   -------------      -------------
Total                              $ (7,994,581)      $  29,972,808
                                   =============      =============



As of April 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $31,364,239, of which $53,770,754 related to appreciated securities and $22,406,515 related to depreciated securities. The aggregate cost of investments at April 30, 2003 for Federal income tax purposes was $833,669,968.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2003 remained constant and for the year ended October 31, 2002 increased by 5,508,830 as a result of issuance of Common Stock from reorganization and 207,485 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2003 were as follows: Series A, .949%; Series B, 1.15%; Series C, .965%; Series D, 1.05%; Series E, 1.15% and Series F, 1.15%.



MuniYield Fund, Inc., April 30, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


Shares issued and outstanding during the six months ended April 30, 2003 remained constant and during the year ended October 31, 2002 increased by 1,720 as a result of issuance of Preferred Stock from reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $180,919 as commissions.


5. Capital Loss Carryforward:
On October 31, 2002, the Fund had a net capital loss carryforward of $65,766,287, of which $3,822,310 expires in 2006, $14,903,466 expires in 2007, $40,851,001 expires in 2008, $6,000,235 expires in
2009 and $189,275 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.078000 per share on May 29, 2003 to shareholders of record on May 16, 2003.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 2003 were as follows:


                                        Percent of
S&P Rating/Moody's Rating           Total Investments

AAA/Aaa                                    37.6%
AA/Aaa                                     12.3
A/A                                        16.6
BBB/Baa                                     8.8
BB/Ba                                       7.4
B/B                                         1.2
CCC/Caa                                     1.4
NR (Not Rated)                             12.7
Other*                                      2.0

*Temporary investments in short-term municipal securities.



MuniYield Fund, Inc., April 30, 2003


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Roberto W. Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary


Melvin R. Seiden, Director of MuniYield Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Seiden well in his retirement.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286


NYSE Symbol
MYD



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Fund, Inc.


Date: June 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Fund, Inc.


Date: June 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Fund, Inc.


Date: June 23, 2003



Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.